Exhibit 10.2

AMENDING AGREEMENT

This Amending Agreement is dated as of June 29, 2006.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby confirm that:

(a)	pursuant to Section 12 of a consulting agreement between Rubincon Ventures, Inc. (“RVI”) and Martin Moskovits (“Moskovits”) dated March 15, 2005 (the “Consulting Agreement”), Moskovits hereby delegates certain consulting duties to Steven Bulwa (“Bulwa”) effective immediately, such duties to be determined by Moskovits in consultation with RVI, and Moskovits, RVI and Bulwa hereby add Bulwa as a party to the Consulting Agreement;

(b)	in connection with a combination agreement between RVI and API Electronics Group Corp (“API”) dated May 5, 2006 (the “Combination Agreement”), whereby RVI and API will merge in an all stock transaction subject to shareholder and regulatory approvals, the parties to the Consulting Agreement hereby add API as a signatory thereto; and

(c)	all other provisions of the Consulting Agreement will remain the same.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

RUBINCON VENTURES, INC.			API ELECTRONICS GROUP CORP.

By:	/s/ Guy Peckham		By:	/s/ Jason Dezwrek
	Authorized Signatory			Authorized Signatory

SIGNED, SEALED AND DELIVERED in the presence of
)
		)	/s/ Martin Moskovits
Witness		)	MARTIN MOSKOVITS
)
		) )	/s/ Steven Bulwa
Witness		)	STEVEN BULWA